UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), are attached hereto.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2021, Causeway Emerging Markets Fund’s (the “Fund’s”) Institutional Class returned 18.06% and Investor Class returned 17.78%, compared to 18.58% for the MSCI Emerging Markets Index (Gross) (“Index”). Since the Fund’s inception on March 30, 2007, the Fund’s average annual total returns are 4.88% for the Institutional Class and 4.69% for the Investor Class, compared to 4.93% for the Index. At fiscal year-end, the Fund had net assets of $2.87 billion.

Performance Review

With the news of effective vaccines in November 2020 portending a light at the end of the tunnel of the Covid-19 pandemic, equity markets experienced a sharp reversal in momentum. Cyclically exposed stocks rebounded strongly during the period. The vaccine announcements and subsequent vaccine rollouts amplified investor sentiment for further economic reopening. In the latter portion of the period, however, supply chain disruptions and concerns related to leverage in China’s real estate sector weighed on emerging markets (“EM”) stocks. China’s real estate sector was under pressure with one its largest developers, China Evergrande, teetering on the edge of bankruptcy. Real estate is a critical component of China’s economy and regulators are trying to ringfence the issue given systemic risk concerns. Amid comments from the US Federal Reserve (“Fed”) Chair suggesting that the central bank may begin tapering asset purchases in the near future, many EM central banks are trying to stay ahead of the Fed and domestic inflation pressures by raising interest rates. The strongest performing sectors in the Index during the period were materials, energy, and information technology. The weakest performers in the Index were the consumer discretionary, real estate, and communication services sectors. The strongest performing region was emerging Europe, Middle East, and Africa (“EMEA”), followed by the emerging Latin America region. The emerging Asia region delivered modestly negative performance.

We use a combination of stock-specific factors and country, currency, sector, and macroeconomic analysis to rank the stocks in our investable universe. Of the factors we use to forecast alpha (performance in excess of the Index), our bottom-up growth factors demonstrated the strongest performance during the period. Our bottom-up technical indicators delivered positive performance, followed by our valuation factor, which also posted positive performance. Of our top-down factors, macroeconomic and sector delivered positive returns, while our country and currency factors detracted during the period. In December 2020, we added a new competitive strength bottom-up factor category to our alpha model. After extensive research, we found that an industry’s competitive landscape and a company’s position within it have been closely linked to changes in profitability and, ultimately, a stock’s return potential. These new alpha factors examine current levels and longer-term trends in a broad range of metrics relevant to competitive strength: margins, returns, competition, industry structure, market share, and balance sheet strength.

Positioning in the industrials, health care, and utilities sectors were the largest detractors from the Fund’s performance versus the Index during the fiscal year. Fund positioning in the information technology, consumer staples, and consumer discretionary sectors offset some of the underperformance. The Fund’s overweight positions in rubber glove manufacturer, Top Glove Corp. Bhd. (Malaysia), online services company, Tencent Holdings Ltd. (China), and cement manufacturer, Anhui Conch Cement Co., Ltd. (China) detracted from relative performance. The top stock–level contributors to performance relative to the Index were overweight positions in integrated aluminum producer &

2	Causeway Emerging Markets Fund

copper manufacturer, Hindalco Industries Ltd. (India), oil exploration & production giant, Gazprom PJSC (Russia), and financial services provider, Fubon Financial Holding Co., Ltd. (Taiwan).

Significant Portfolio Changes

The Fund’s active exposure to several sectors and countries changed during the fiscal year as a result of our quantitative investment process. The largest increases in active weightings (Fund weights compared to Index weights) were to the materials and industrials sectors, and the biggest reductions in active weightings were to the communication services and real estate sectors. Notable changes in the Fund’s active country weightings included increases to exposures in Taiwan, Mexico, and South Korea. We reduced exposures to China, Malaysia, and Indonesia.

Significant purchases over the fiscal year included new positions in semiconductor manufacturer, United Microelectronics Corp. (Taiwan), biologics technology platform, Wuxi Biologics (Cayman), Inc. (China), steel producer, Tata Steel (India), automobile & automotive products manufacturer, BYD Co. (China), and sportswear & sports equipment company, Li Ning Co., Ltd. (China). The largest sales included three full sales: consumer goods company, Hindustan Unilever Ltd. (India), mining company, MMC Norilsk Nickel PJSC (Russia), and information technology services provider, HCL Technologies Ltd. (India), as well as decreased exposures to online services company, Tencent Holdings Ltd. (China) and energy & industrials holding company, Reliance Industries Ltd. (India).

Investment Outlook

Earnings upgrades in EM have lagged developed markets, which have been buoyed by strong upgrades in the US. Within EM, the strongest sectors were energy, materials, and information technology. All three cyclical sectors reflect analyst optimism that the economic reopening will continue globally. From a country perspective, the major countries with the strongest net upgrades were Russia, Saudi Arabia and UAE, which are benefitting from rising oil prices. We are overweight exposure to Russian stocks in the Fund due in part to favorable valuation, growth, and price momentum characteristics. China, Thailand, and Indonesia have experienced the weakest earnings revisions. Supply chain issues related to Covid-19, leverage in the real estate sector, and regulatory scrutiny have weighed on Chinese stocks.

The MSCI Emerging Markets Value Index outperformed the MSCI Emerging Markets Growth Index over the year-to-date period. Metals and mining industry stocks were negatively impacted by weak commodity prices related to the slowdown in China. Our value-orientation is reflected in our positioning in South Korea, one of the Fund’s largest country overweights. While the Fed’s tapering program could pose a challenge for EM currencies, we believe the Korean won should fare relatively well due to the country’s current account surplus, low inflation, and strong fiscal situation. We remain overweight South Korean stocks in the Fund due in part to valuation and macroeconomic considerations.

In our continued effort to enhance our investment process for the benefit of our clients, we added a new indicator into our model’s top-down macroeconomic factor category during third quarter of 2021. The factor, changes in the Markit country manufacturing Purchasing Manager’s Index (“PMI”), is used in conjunction with our Organisation for Economic Co-operation and Development (OECD) Composite Leading Indicator (“CLI”) factor to assess whether a country’s manufacturing economy is growing or shrinking. We believe these factors complement each other as the

Causeway Emerging Markets Fund	3

PMI data is obtained by aggregating bottom-up company survey data and the OECD CLI data is based on top-down information. We also removed real interest rates and changes in real interest rates from the top-down macroeconomic factor category in our model. While we believe that lower interest rates benefit the equity markets of larger EM economies that are not dependent on foreign capital flows, that may not be the case for smaller EM countries. In smaller countries, higher rates could attract capital flows and buoy their equity markets. Since it is unclear which effect is stronger, we decided to remove the factor from our model.

We thank you for your continued confidence in Causeway Emerging Markets Fund and look forward to serving you in the future.

September 30, 2021

Joseph Gubler Portfolio Manager	Arjun Jayaraman Portfolio Manager	MacDuff Kuhnert Portfolio Manager	Ryan Myers Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

The Causeway Emerging Markets strategy uses quantitative factors that can be grouped into eight categories. The relative return attributed to a factor is the difference between the equally-weighted average return of the highest ranked quintle of companies in the strategy’s universe and that of the lowest ranked quintile of companies based on that factor.

4	Causeway Emerging Markets Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway Emerging Markets Fund, Investor Class shares versus the MSCI Emerging Markets Index (Gross) as of September 30, 2021

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* Inception is March 30, 2007.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would be reduced. The contractual expense limits are in effect until January 31, 2022. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 28, 2021 prospectus, the Fund’s annualized gross ratios of expenses in relation to average net assets were 1.08% and 1.33% for the Institutional Class and Investor Class, respectively. For more information, please see the prospectus.

The MSCI Emerging Markets Index (Gross) (the “Index”) is a free float-adjusted market capitalization index, designed to measure equity market performance of emerging markets, consisting of 27 emerging country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Emerging Markets Fund	5

SCHEDULE OF INVESTMENTS (000)*

September 30, 2021

Causeway Emerging Markets Fund	Number of Shares	Value

COMMON STOCK

Argentina — 0.2%

MercadoLibre Inc.[1]	3,916	$6,577

Brazil — 4.5%

Banco do Brasil SA	2,779,394	14,801

JBS SA	5,611,300	38,104

Marfrig Global Foods S.A.	696,900	3,263

Petrobras Distribuidora SA	1,919,600	8,241

Petroleo Brasileiro SA, Class A ADR	2,077,918	20,779

SLC Agricola S.A.	817,500	6,867

Vale SA, Class B ADR	2,713,013	37,847

		129,902

China — 25.2%

360 DigiTech Inc. ADR[1]	394,605	8,018

Alibaba Group Holding Ltd. ADR[1]	715,293	105,899

Anhui Conch Cement Co. Ltd., Class H	1,594,113	8,611

Baidu Inc. ADR[1]	147,908	22,741

BYD Co. Ltd., Class H	774,000	24,058

China Construction Bank Corp., Class H	113,636,000	81,100

China Everbright Environment Group Ltd.	11,707,000	8,797

China Life Insurance Co. Ltd., Class H	6,130,000	10,024

China Lumena New Materials Corp.[1,2,3,4]	264,100	—

China National Building Material Co. Ltd., Class H	9,564,000	12,865

CITIC Ltd.	12,504,000	13,239

COSCO SHIPPING Holdings Co. Ltd., Class H1	11,229,400	17,040

Dongfeng Motor Group Co. Ltd., Class H	13,464,000	11,990

Fosun International Ltd.	3,551,000	4,315

Industrial & Commercial Bank of China, Class H	31,274,000	17,336

JD.com Inc. ADR[1]	415,962	30,049

Lenovo Group Ltd.	14,344,000	18,722

Li Ning Co. Ltd.	2,041,000	23,524

NetEase Inc. ADR	92,539	7,903

PetroChina Co. Ltd., Class H	23,556,000	11,033

PICC Property & Casualty Co. Ltd., Class H	18,144,000	17,601

The accompanying notes are an integral part of the financial statements.

6	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2021

Causeway Emerging Markets Fund	Number of Shares	Value

China — (continued)

Pinduoduo Inc. ADR[1]	15,000	$1,360

Ping An Insurance Group Co. of China Ltd., Class H	2,758,338	18,865

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	3,820,036	7,404

Tencent Holdings Ltd.	2,626,089	156,774

Tongwei Co. Ltd., Class A	2,223,976	17,416

Wuxi Biologics Cayman Inc.[1]	1,869,500	30,324

Xinyi Glass Holdings Ltd.	5,470,000	16,317

Yum China Holdings Inc.	252,550	14,676

Zhejiang Expressway Co. Ltd., Class H	6,887,421	5,680

		723,681

India — 13.0%

Balkrishna Industries Ltd.	292,776	9,952

Cipla Ltd.[1]	956,548	12,647

Colgate-Palmolive India Ltd.	310,885	6,975

Container Corp. of India Ltd.	631,828	5,964

Dabur India Ltd.	1,088,293	9,031

HDFC Bank Ltd. ADR	168,673	12,328

Hindalco Industries Ltd.	8,125,343	53,185

Hindustan Petroleum Corp. Ltd.	2,714,657	10,943

ICICI Bank Ltd. ADR	1,880,495	35,485

Infosys Ltd. ADR	2,260,804	50,303

ITC Ltd.	2,008,564	6,368

Marico Ltd.	398,483	2,940

REC Ltd.	5,827,067	12,332

Reliance Industries Ltd.	667,927	22,606

State Bank of India	3,930,617	23,827

Sun Pharmaceutical Industries Ltd.	1,738,173	19,128

Tata Consumer Products Ltd.	829,929	9,070

Tata Steel Ltd.	1,554,104	26,745

Tech Mahindra Ltd.	977,433	18,096

UltraTech Cement Ltd.	161,212	15,996

UPL Ltd.	858,832	8,164

		372,085

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2021

Causeway Emerging Markets Fund	Number of Shares	Value

Indonesia — 0.2%

Aneka Tambang Tbk PT	30,461,300	$4,826

Malaysia — 0.2%

Malayan Banking BHD	2,750,453	5,281

Mexico — 2.8%

America Movil SAB de CV, Class L ADR	1,117,701	19,750

Arca Continental SAB de CV	1,436,101	8,744

Cemex SAB de CV ADR ADR[1]	1,695,596	12,157

Grupo Financiero Banorte SAB de CV, Class O	1,912,789	12,259

Grupo Mexico SAB de CV, Class B	4,185,721	16,644

Wal-Mart de Mexico SAB de CV	3,339,476	11,317

		80,871

Poland — 0.8%

KGHM Polska Miedz SA	400,711	15,785

Powszechny Zaklad Ubezpieczen SA	946,710	8,660

		24,445

Russia — 5.2%

Gazprom PJSC ADR	6,183,507	61,115

LUKOIL PJSC ADR	417,893	39,689

Sberbank of Russia PJSC ADR	2,534,086	47,244

		148,048

Saudi Arabia — 2.2%

Al Rajhi Bank	236,474	7,705

Saudi Arabian Oil Co.	838,132	8,038

Saudi Kayan Petrochemical Co.[1]	2,740,917	14,909

Saudi National Bank	916,442	15,002

Saudi Telecom Co.	531,237	17,945

		63,599

South Africa — 1.7%

Absa Group Ltd.	1,845,450	18,674

Impala Platinum Holdings Ltd.	1,319,426	14,870

The accompanying notes are an integral part of the financial statements.

8	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2021

Causeway Emerging Markets Fund	Number of Shares	Value

South Africa — (continued)

Sibanye Stillwater Ltd.	4,771,774	$14,493

		48,037

South Korea — 15.1%

DL E&C Co. Ltd.[1]	83,000	9,291

Fila Holdings Corp.	169,202	6,033

Hana Financial Group Inc.	653,782	25,414

Hanwha Corp.	477,158	13,617

Hyosung TNC Corp.	23,778	12,770

Hyundai Marine & Fire Insurance Co. Ltd.	275,227	5,881

Kakao Corp.	51,679	5,082

KB Financial Group Inc.	593,330	27,594

Kia Corp.	529,418	35,755

Kolon Industries Inc.	113,457	9,449

LG Corp.	229,833	17,892

LG Electronics Inc.	128,311	13,640

NAVER Corp.	59,871	19,426

POSCO	98,460	27,112

POSCO ADR	62,024	4,278

Samsung Electro-Mechanics Co. Ltd.	112,442	16,639

Samsung Electronics Co. Ltd.	2,574,049	159,577

SK Hynix Inc.	229,605	19,656

SK Telecom Co. Ltd.	17,997	4,888

		433,994

Taiwan — 18.3%

Asustek Computer Inc.	864,000	10,035

AU Optronics Corp.	20,161,000	12,640

ChipMOS Technologies Inc.	3,052,000	5,164

Delta Electronics Inc.	725,000	6,496

Formosa Plastics Corp.	5,161,000	20,866

Fubon Financial Holding Co. Ltd.	14,122,100	38,593

Hon Hai Precision Industry Co. Ltd.	11,780,298	43,971

King Yuan Electronics Co. Ltd.	8,135,000	11,830

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2021

Causeway Emerging Markets Fund	Number of Shares/ Face Amount	Value

Taiwan — (continued)

Lite-On Technology Corp.	6,928,202	$15,441

MediaTek Inc.	1,431,000	46,060

Powertech Technology Inc.	3,507,000	13,048

Realtek Semiconductor Corp.	721,000	12,703

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,805,284	201,560

Unimicron Technology Corp.	2,659,000	12,442

United Microelectronics Corp.	14,342,000	32,510

Yang Ming Marine Transport Corp.[1]	3,423,000	14,418

Yuanta Financial Holding Co. Ltd.	30,467,984	26,882

		524,659

Thailand — 1.6%

Bangkok Chain Hospital PCL	13,626,200	8,558

PTT PCL	17,304,000	19,792

Sri Trang Agro-Industry PCL	9,161,800	9,030

Tisco Financial Group PCL	3,651,600	9,852

		47,232

Turkey — 0.0%

Turkcell Iletisim Hizmetleri AS	666,711	1,144

United Arab Emirates — 0.4%

Abu Dhabi Commercial Bank PJSC	4,996,035	10,168

Total Common Stock

(Cost $2,221,277) — 91.4%		2,624,549

CORPORATE OBLIGATIONS

BNP Paribas Issuance BV, 0.000%, 9/06/2022[2,4,5,6]	$40,000,000	42,032

Citigroup Global Markets Holdings Inc., 0.000%, 06/24/2022[2,4,5,6]	30,000,000	29,841

Total Corporate Obligations

(Cost $70,000) — 2.5%		71,873

The accompanying notes are an integral part of the financial statements.

10	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2021

Causeway Emerging Markets Fund	Number of Shares/ Number of Warrants/ Number of Rights	Value

PREFERENCE STOCK

Brazil — 0.8%

Itausa S.A‡	11,070,841	$22,749

South Korea — 1.5%

Hyundai Motor Co.‡	258,194	20,787

LG Chem Ltd.‡	66,358	20,857

		41,644

Total Preference Stock

(Cost $62,964) — 2.3%		64,393

WARRANT

MSCI China A Market Access (HSBC), Expires 10/15/2021[1,2,4]	30,032	46,266

Total Warrant

(Cost $40,000) — 1.6%		46,266

RIGHTS

Fubon Financial, Expires 10/18/2021[1,2,3,4]	315,606	—

Fubon Financial, Expires 10/18/2021[1,2,4]	518,862	332

Total Rights

(Cost $—) — 0.0%		332

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 0.026%**	46,435,030	46,435

Total Short-Term Investment

(Cost $46,435) — 1.6%		46,435

Total Investments — 99.4%

(Cost $2,440,676)		2,853,848

Other Assets in Excess of Liabilities — 0.6%		17,739

Net Assets — 100.0%		$2,871,587

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2021

A list of the open futures contracts held by the Fund at September 30, 2021 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Depreciation
MSCI Emerging Markets	555	Dec-2021	$36,118	$34,565	$(1,553)

For the year ended September 30, 2021, the quarterly average notional value of long contracts held was $72,267 (000).

*	Except for share, corporate obligations, warrants, and rights data.
**	The rate reported is the 7-day effective yield as of September 30, 2021.
‡	There is currently no rate available.
1	Non-income producing security.
2	Securities considered illiquid. The total market value of such securities as of September 30, 2021 was $118,471 (000) and represented 4.1% of net assets.
3	Level 3 security in accordance with fair value hierarchy.
4

Securities fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such securities as of September 30, 2021 was $118,471 (000) and represented 4.1% of net assets.

5	Credit-linked note that is linked to the performance of the MSCI China A Inclusion Net Return USD Index.
6	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
ADR	American Depositary Receipt
PJSC	Public Joint-Stock Company

The table below sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at September 30, 2021:

Investments in Securities	Level 1	Level 2	Level 3†		Total
Common Stock
Argentina	$6,577	$—	$—		$6,577
Brazil	129,902	—	—		129,902
China	196,326	527,355	—	^	723,681
India	98,116	273,969	—		372,085
Indonesia	—	4,826	—		4,826
Malaysia	—	5,281	—		5,281
Mexico	80,871	—	—		80,871
Poland	—	24,445	—		24,445
Russia	—	148,048	—		148,048
Saudi Arabia	15,002	48,597	—		63,599
South Africa	—	48,037	—		48,037
South Korea	4,278	429,716	—		433,994
Taiwan	201,560	323,099	—		524,659

The accompanying notes are an integral part of the financial statements.

12	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000) (concluded)

September 30, 2021

Investments in Securities	Level 1	Level 2	Level 3†		Total
Thailand	$—	$47,232	$—		$47,232
Turkey	—	1,144	—		1,144
United Arab Emirates	—	10,168	—		10,168

Total Common Stock	732,632	1,891,917	—		2,624,549

Corporate Obligations	—	71,873	—		71,873

Preference Stock
Brazil	22,749	—	—		22,749
South Korea	—	41,644	—		41,644

Total Preference Stock	22,749	41,644	—		64,393

Warrant	—	46,266	—		46,266

Rights	—	332	—	^	332

Short-Term Investment	46,435	—	—		46,435

Total Investments in Securities	$801,816	$2,052,032	$—		$2,853,848

Other Financial Instruments	Level 1	Level 2	Level 3		Total
Futures Contracts*
Unrealized Depreciation	$(1,553)	$—	$—		$(1,553)

Total Other Financial Instruments	$(1,553)	$—	$—		$(1,553)

†

A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Security is fair valued at zero. Level 3 security in accordance with fair value hierarchy.
*	Futures contracts are valued at the unrealized depreciation on the instruments.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

Amounts	designated as “—” are $0 or are rounded to $0.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	13

SECTOR DIVERSIFICATION

As of September 30, 2021, the sector diversification was as follows (Unaudited):

Causeway Emerging Markets Fund	Common Stock	Preference Stock	% of Net Assets

Information Technology	24.8%	0.0%	24.8%

Financials	17.1	0.8	17.9

Consumer Discretionary	11.4	0.8	12.2

Materials	10.9	0.7	11.6

Communication Services	9.0	0.0	9.0

Energy	6.8	0.0	6.8

Industrials	4.4	0.0	4.4

Consumer Staples	4.2	0.0	4.2

Health Care	2.8	0.0	2.8

Total	91.4	2.3	93.7

Corporate Obligations			2.5

Warrant			1.6

Rights			0.0

Short-Term Investment			1.6

Other Assets in Excess of Liabilities			0.6

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

14	Causeway Emerging Markets Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY EMERGING MARKETS FUND

9/30/21
ASSETS:
Investments at Value (Cost $2,440,676)	$2,853,848
Cash	3
Cash pledged as collateral for futures contracts	4,050
Foreign Currency (Cost $1,527)	1,529
Receivable for Dividends	9,772
Receivable for Fund Shares Sold	7,506
Receivable for Investment Securities Sold	5,206
Receivable for Tax Reclaims	1,169
Variation Margin Receivable	272
Prepaid Expenses	28

Total Assets	2,883,383

LIABILITIES:
Accrued Foreign Capital Gains Tax on Appreciated Securities	6,430
Payable Due to Adviser	2,439
Payable for Fund Shares Redeemed	1,183
Payable for Investment Securities Purchased	490
Payable for Shareholder Service Fees — Investor Class	141
Payable Due to Administrator	63
Payable for Trustees’ Fees	34
Unrealized Depreciation on Spot Foreign Currency Contracts	15
Other Accrued Expenses	1,001

Total Liabilities	11,796

Net Assets	$2,871,587

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$2,075,490
Total Distributable Earnings	796,097

Net Assets	$2,871,587

Net Asset Value Per Share (based on net assets of $2,187,056,978 ÷ 147,044,452 shares) — Institutional Class	$14.87

Net Asset Value Per Share (based on net assets of $684,529,548 ÷ 45,672,168 shares) — Investor Class	$14.99

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	15

STATEMENT OF OPERATIONS (000)

CAUSEWAY EMERGING MARKETS FUND

10/01/20 to 9/30/21
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $10,327)	$88,200

Total Investment Income	88,200

EXPENSES:
Investment Advisory Fees	34,621
Shareholder Service Fees — Investor Class	1,713
Custodian Fees	1,192
Administration Fees	1,017
Transfer Agent Fees	715
Professional Fees	159
Trustees’ Fees	154
Printing Fees	146
Registration Fees	100
Other Fees	331

Total Expenses	40,148

Waiver of Investment Advisory Fees	(292)

Total Waiver	(292)

Net Expenses	39,856

Net Investment Income	48,344

Net Realized and Unrealized Gain (Loss) on Investments, Futures contracts, Foreign Currency Transactions and Foreign Capital Gain on Appreciated Securities:
Net Realized Gain on Investments	471,511
Net Realized Gain on Futures Contracts	203
Net Realized Loss from Foreign Currency Transactions	(1,930)
Net Change in Unrealized Appreciation on Investments	104,055
Net Change in Unrealized Depreciation on Futures Contracts	(1,837)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(646)
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	166

Net Realized and Unrealized Gain on Investments, Futures contracts, Foreign Currency Transactions and Foreign Capital Gain on Appreciated Securities	571,522

Net Increase in Net Assets Resulting from Operations	$619,866

The accompanying notes are an integral part of the financial statements.

16	Causeway Emerging Markets Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY EMERGING MARKETS FUND

	10/01/20 to 9/30/21	10/01/19 to 9/30/20
OPERATIONS:
Net Investment Income	$48,344	$45,873
Net Realized Gain (Loss) on Investments	471,511	(21,576)
Net Realized Gain on Futures Contracts	203	8,932
Net Realized Loss from Foreign Currency Transactions	(1,930)	(2,516)
Net Change in Unrealized Appreciation on Investments	104,055	198,027
Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts	(1,837)	1,063
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(646)	(2,801)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	166	(98)

Net Increase in Net Assets Resulting From Operations	619,866	226,904

DISTRIBUTIONS:
Institutional Class	(40,939)	(75,030)
Investor Class	(7,820)	(7,865)

Total Distributions to Shareholders	(48,759)	(82,895)

Net Decrease in Net Assets Derived from Capital Share Transactions(1)	(921,862)	(765,467)

Total Decrease in Net Assets	(350,755)	(621,458)

NET ASSETS:
Beginning of Year	3,222,342	3,843,800

End of Year	$2,871,587	$3,222,342

(1)	See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	17

FINANCIAL HIGHLIGHTS

For the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY EMERGING MARKETS FUND
Institutional
2021	12.77	0.22	2.09	2.31	(0.21)	—	(0.21)	—
2020	11.87	0.16	1.01	1.17	(0.27)	—	(0.27)	—
2019	12.77	0.25	(0.92)	(0.67)	(0.23)	—	(0.23)	—	(1)
2018	13.41	0.26	(0.68)	(0.42)	(0.22)	—	(0.22)	—	(1)
2017	10.89	0.22	2.46	2.68	(0.16)	—	(0.16)	—	(1)
Investor
2021	12.88	0.21	2.08	2.29	(0.18)	—	(0.18)	—
2020	11.97	0.15	1.00	1.15	(0.24)	—	(0.24)	—
2019	12.84	0.23	(0.92)	(0.69)	(0.18)	—	(0.18)	—	(1)
2018	13.49	0.20	(0.66)	(0.46)	(0.19)	—	(0.19)	—	(1)
2017	10.96	0.19	2.48	2.67	(0.14)	—	(0.14)	—	(1)

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share.
(2)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.40%, 1.40% and 1.39%, respectively.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

18	Causeway Emerging Markets Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)

14.87	18.06	2,187,057	1.10		1.11		1.40		46
12.77	9.79	2,667,366	1.08		1.08		1.33		41
11.87	(5.15)	3,448,261	1.16		1.16		2.05		39
12.77	(3.25)	4,239,060	1.15		1.15		1.89		49
13.41	25.08	3,565,886	1.15		1.15		1.82		50

14.99	17.78	684,530	1.35		1.36		1.37		46
12.88	9.55	554,976	1.31		1.31		1.20		41
11.97	(5.32)	395,539	1.39		1.39		1.90		39
12.84	(3.50)	575,260	1.39	(2)	1.39	(2)	1.40	(2)	49
13.49	24.71	811,143	1.40		1.40		1.56		50

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	19

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway Emerging Markets Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. As of September 30, 2021, the Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded, and such settlement prices are provided by an independent source. On days when there is excessive volume or market volatility or when a futures contract does not end trading by the time the Fund calculates its net asset value, the settlement price may not be available at the time the Fund calculates its net asset value. On such days, the best available price (which is typically the last sale price) may be used to value the Fund’s futures contracts. Participation notes or warrants used to obtain exposure to the China A-Share market are fair valued based on the underlying stocks and terms of the note or warrant, including those related to performance and fees.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing

20	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed, and/or when adjustments are made to security values for “foreign line” securities using “local line” prices. Due to currency and

Causeway Emerging Markets Fund	21

NOTES TO FINANCIAL STATEMENTS

(continued)

ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade via a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

As of and during the fiscal year ended September 30, 2021, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than- not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the

22	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Futures Contracts – To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for cash management as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss on the Statement of Operations equal to the difference between the contract price at closing and the contract price at opening.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of September 30, 2021.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder

Service Plan and Agreement for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Cash – Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested and earned income are available on the same business day.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2022 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.10% of Institutional Class and Investor Class average daily net assets. For the fiscal year ended September 30, 2021, the Adviser waived $291,653 of its advisory fee. The expense waivers and reimbursements are not subject to recapture.

Causeway Emerging Markets Fund	23

NOTES TO FINANCIAL STATEMENTS

(continued)

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2021, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2021, approximately $772 (000) of the Fund’s net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term investments, during the fiscal year ended September 30, 2021, for the Fund were as follows (000):

Purchases	Sales
$1,502,339	$2,424,023
5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have adversely affected and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund. Similar consequences could arise as a result of other infectious diseases.

The Fund invests in futures contracts, including futures contracts based on emerging markets indices, to obtain exposures to emerging markets for cash management or other reasons.

24	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the fiscal year ended September 30, 2021, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $6,429,981.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

During the year ended September 30, 2021, there

were no permanent differences credited or charged to Paid-in Capital and Distributable Earnings.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2021 and September 30, 2020 was as follows (000):

	Ordinary Income	Total
2021	$48,759	$48,759
2020	82,895	82,895

As of September 30, 2021, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$54,526
Undistributed Long-Term Gain	362,928
Unrealized Appreciation	378,635
Other Temporary Differences	8

Total Distributable Earnings	$796,097

For the fiscal year ended September 30, 2021, the Fund utilized $87,024 (000) of short term capital loss carryforwards.

At September 30, 2021, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$2,468,737	$544,534	$(159,423)	$385,111

Causeway Emerging Markets Fund	25

NOTES TO FINANCIAL STATEMENTS

(concluded)

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2021		Fiscal Year Ended September 30, 2020
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	28,063	$433,748	65,288	$763,253
Shares Issued in Reinvestment of Dividends and Distributions	2,489	36,788	5,227	67,585
Shares Redeemed	(92,339)	(1,430,966)	(152,230)	(1,736,113)

Decrease in Shares Outstanding Derived from Institutional Class Transactions	(61,787)	(960,430)	(81,715)	(905,275)

Investor Class
Shares Sold	11,184	170,531	43,741	512,300
Shares Issued in Reinvestment of Dividends and Distributions	523	7,799	599	7,822
Shares Redeemed	(9,124)	(139,762)	(34,303)	(380,314)

Increase in Shares Outstanding Derived from Investor Class Transactions	2,583	38,568	10,037	139,808

Net Decrease in Shares Outstanding from Capital Share Transactions	(59,204)	$(921,862)	(71,678)	$(765,467)

8.	Significant Shareholder Concentration

As of September 30, 2021, one of the Fund’s shareholders of record owned 25% of the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

26	Causeway Emerging Markets Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Causeway Capital Management Trust and Shareholders of the Causeway Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Causeway Emerging Markets Fund (one of the funds constituting Causeway Capital Management Trust, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 26, 2021

We have served as the auditor of one or more investment companies in Causeway Capital Management Investment Company Complex since 2001.

Causeway Emerging Markets Fund	27

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2022. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2021, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.27%

(F)	(G)	(H)	(I)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends	Qualified Foreign Tax Credit Pass Through
98.82%	0.00%	0.00%	17.24%

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intent to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (I) is the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distribution during the fiscal year ended September 30,

2021. The Fund accrued Foreign taxes during the fiscal year ended September 30, 2021, amounted to $10,153,881 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2021. In addition, for the fiscal year ended September 30, 2021, gross income derived from sources within foreign countries amounted to $62,953,033 for the Fund.

28	Causeway Emerging Markets Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 60	Trustee; Chairman of the Board since 1/19	Trustee since 10/08; Audit Chairman 4/13-12/18	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	None

Lawry J. Meister Age: 59	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	None

Victoria B. Rogers Age: 60	Trustee	Since 4/13	President, Chief Executive Officer and Director, The Rose Hills Foundation (since 1996).	6	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 55	Trustee; Chairman of the Audit Committee since 1/19	Trustee since 9/01; Audit Chairman 10/04-4/12; Board Chairman 4/13-12/18	Adjunct Professor (since July 2017), Senior Lecturer (June 2011-July 2017) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993); Managing Partner, Clear Capital, LLC (real estate investment firm) (since 2008).	6	None

Causeway Emerging Markets Fund	29

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 60	President	Since 10/20	Chief Operating Officer and member of the Investment Adviser or the Investment Adviser’s parent (since 2001); Chief Compliance Officer of the Investment Adviser and the Trust (2005-2015).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 46	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer of the Investment Adviser (since January 2015); General Counsel of the Investment Adviser (since October 2020); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Olsen[5] One Freedom Valley Drive Oaks, PA 19456 Age: 51	Treasurer	Since 3/21	Director, Fund Accounting, SEI Investments Global Funds Services (since 2021); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (2013 to 2021).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 50	Secretary	Since 10/11	Senior Attorney of the Investment Adviser (since 2004).	N/A	N/A

Matthew M. Maher[5] One Freedom Valley Drive Oaks, PA 19456 Age: 46	Vice President and Assistant Secretary	Since 2/20	Corporate Counsel of the Administrator (since 2018).	N/A	N/A

Faith Kim 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 40	Anti-Money Laundering Compliance Officer	Since 8/19	Senior Fund Administrator of the Investment Adviser (since 2018). Portfolio Administrator of the Investment Adviser (2015-2018).	N/A	N/A

30	Causeway Emerging Markets Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer, secretary and other officers each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2021, the Trust Complex consisted of one investment company with six portfolios — International Value Fund, Emerging Markets Fund, Global Value Fund, International Opportunities Fund, International Small Cap Fund, and Concentrated Equity Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Causeway Emerging Markets Fund	31

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2021 to September 30, 2021).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

32	Causeway Emerging Markets Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/21	Ending Account Value 9/30/21	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Emerging Markets Fund

Actual Fund Return
Institutional Class	$1,000.00	$941.70	1.10%	$5.35

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.55	1.10%	$5.57

Actual Fund Return
Investor Class	$1,000.00	$941.00	1.36%	$6.62

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.25	1.36%	$6.88

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

Causeway Emerging Markets Fund	33

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 9, 2021, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Emerging Markets Fund (the “Fund”) for a twelve-month period beginning September 20, 2021. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 17, 2021, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees also received and reviewed a report prepared by Broadridge Financial Solutions, Inc. providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees requested additional information, and received and reviewed further materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 9, 2021 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, its various administrative, legal and regulatory responsibilities, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser should continue to benefit the Fund and its shareholders.

34	Causeway Emerging Markets Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2021, compared to the results of the MSCI Emerging Markets Index (Gross), the median of the mutual funds included in the Morningstar Diversified Emerging Markets category, and the median of the funds in a peer group selected by Broadridge. They noted that, consistent with Broadridge’s practice, the Broadridge 15(c) Report focused on one class of shares — the Institutional Class — and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance from that shown. They noted that the Institutional Class had underperformed its Broadridge peer group median for the prior one-year and annualized three and ten-year periods, and outperformed its Broadridge peer group median for the prior annualized five-year period. The Trustees considered the Fund’s exposure to the value investment style, the continuing impact of the COVID-19 pandemic, and challenges for value investing relative to growth stock investing. Despite periods of relative underperformance, the Trustees concluded that the overall performance results and other considerations supported their view that the Adviser’s services to the Fund are of a high quality. The Trustees concluded that the Adviser’s record in managing the Fund in a manner consistent with the described investment strategy and style indicated that its continued management had the potential to benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 100 basis points per annum compared to a median of 100 basis points for its Broadridge peer group and a range of 25-114 basis points for the funds in its peer group. The Trustees noted that the Fund’s Institutional Class annual expense ratio, after application of the Adviser’s expense limit, of 108 basis points was 1 basis point lower than the median of the funds in its Broadridge peer group and within the range of 44-137 basis points for the funds in its peer group.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund and the risks of managing a sponsored fund, and do not serve as a useful indication of whether the fees charged to the Fund are fair. The Trustees noted that the Adviser’s services to the Fund included the provision of many additional or more extensive administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Causeway Emerging Markets Fund	35

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2021 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions, even though it had increased from the prior year. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund was reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted the entrepreneurial risks taken by the Adviser in forming the Fund and that, in the Fund’s prior years, the Adviser incurred losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund — often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 17, 2021 and August 9, 2021 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 9, 2021 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders and that the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2021.

36	Causeway Emerging Markets Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-002-1500

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2021, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2021 and 2020 were as follows:

		2021	2020
(a)	Audit Fees	$262,580	$227,160
(b)	Audit-Related Fees	None	None
(c)	Tax Fees(1)	$61,680	$59,340
(d)	All Other Fees	None	$3,300

Note:

(1) Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2021, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $691,495. For the fiscal year ended September 30, 2020, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $859,422.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR§270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Gracie V. Fermelia
Gracie V. Fermelia, President

Date: December 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gracie V. Fermelia
Gracie V. Fermelia, President

Date: December 8, 2021

By	/s/ Eric Olsen
Eric Olsen, Treasurer

Date: December 8, 2021